UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2013

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2013. Your Fund's net asset value (NAV) per share closed at $45.60. The Fund paid a $0.67 per share capital gain distribution to shareholders of record on June 29, 2012. The Fund also paid a distribution of $3.26 to shareholders of record on December 31, 2012, consisting of dividend of $0.07 per share from net investment income, a distribution of $0.71 per share from short-term capital gains, and a distribution of $2.48 per share from long-term capital gains.

The following table shows the average annual total return for several different periods ended on March 31, 2013 for the Fund and comparative indices of securities prices.

	Periods Ended March 31, 2013 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	Since 6/30/1984*
FPA Capital Fund, Inc.	10.64%	8.51%	12.03%	9.30%	13.06%	14.12%	14.85%
Lipper Mid-Cap Value Fund Average	18.38%	7.56%	11.21%	7.28%	9.72%	N/A	N/A
Russell 2000	16.30%	8.24%	11.52%	6.04%	8.84%	11.02%	9.84%
Russell 2500	17.73%	9.02%	12.30%	7.60%	10.30%	9.49%	11.66%
Standard & Poor's 500 Stock Index	13.96%	5.81%	8.53%	4.27%	8.53%	9.91%	11.10%

The Fund's six-month total return calculated at NAV for the period ended March 31, 2013 was 13.08%. This compares with total returns of 18.06% for the Lipper Mid-Cap Value Fund Average, 14.47% for the Russell 2000, 16.35% for the Russell 2500 and 10.19% for the S&P 500. For the calendar year ended 2012, these same comparisons were 9.69% for FPA Capital Fund, 17.08% for the Lipper Mid-Cap Value Fund Average, 16.35% and 17.88% for the Russell 2000 and 2500, respectively, and 16.00% for the S&P 500.

*  Inception for FPA Management was July 11, 1984. Return information for period July 1-July 10, 1984 reflects performance by a manager other than FPA. A benchmark comparison is not available based on the Fund's inception date therefore a comparison using July 1, 1984 is used.

  A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of the date of the most recent prospectus is 0.84%.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

Portfolio Commentary & Outlook

Given the Fund's substantial cash position, we are pleased with the first quarter's performance of the Fund. The Russell 2500 was up a strong 12.85% during the quarter. Roughly 75% of the stocks in the Fund appreciated more than 13%, and 95% of the stocks exhibited positive returns during the quarter. Needless to say, the invested portion of the portfolio performed exceptionally well in the quarter. However, the large cash holdings in the Fund contributed virtually no return and, thus, held back the Fund from outperforming its benchmark.

We are often asked "why not just buy more of what you own and be fully invested?" Our answer is the same today as it was almost thirty years ago. That is we do not target a specific level for cash, rather cash is a residual of

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

investment opportunity. We build the Fund one stock at a time, and each investment achieves a certain weighting based on its risk-to-reward ratio. The higher our confidence in a company executing its business plan, coupled with more upside potential than downside risk, the larger its weighting will be.

We monitor each stock position in the portfolio every day. When a stock meets all of our strict investment criteria and reaches an attractive valuation level, we establish a new holding or add to an existing position. When a stock attains a premium to our estimate of its intrinsic value, we reduce or eliminate the holding, depending on how large the premium is to its value. At the end of the process, we generally end up with 20-40 stocks in the Fund. If the number of companies that qualify for a position in the Fund is at the lower end of the range, or our conviction in the existing holdings is not at the highest level, the portfolio will have an elevated level of cash. On the other hand, if it is a target-rich environment and our convictions are exceptionally high, the Fund will have a much smaller cash position.

In our opinion, there is currently a dearth of investment opportunity in the U.S. small-mid cap stock universe. For example, our core valuation screen shows just sixty-four companies passing. We have looked at all these companies. We either own them or deem them not to be investment-worthy. Over the past three decades, this screen has ranged between the low 40s to over 400 companies. Additionally, we have conscientiously reviewed the 52-week new low list for NYSE-listed1 companies over the past few decades to source potential new ideas. At the end of the first quarter, fewer than twenty companies of the more than three thousand listed companies on the Big Board were trading at their 52-week low, excluding ETFs,2 ADRs,3 and Preferred stocks.4

Moreover, if one were to examine the P/E5 multiples for the broad indices, particularly the small-mid cap universe such as the Russell 2000 and 2500, one should be alarmed at the extraordinarily high valuations investors are paying to own stocks. For instance, at the end of the March quarter, the trailing-twelve month P/E ratio for the aforementioned indices were 26.3x and 23.2x, respectively. Clearly, current market conditions are not ideal for us value investors.

Growth and momentum investors, and some pension consultants, will so say "so what?" These people will point out that the market and many stocks are tracking higher, and it is not wise not to be fully invested. Yes, the market has been robust, and the invested portion of the Fund has performed very well, but we have several questions about the wisdom of allocating capital to very expensive stocks.

The first question is, "What is one's required growth rate of profits for paying such large multiples for these companies?" The academic text books and many growth investors will tell you all about the PEG ratio.6 This metric is defined as the P/E ratio divided by the expected growth rate in earnings. Generally, these investors want a PEG ratio of 1 or less to commit capital. Thus, with the current P/E for the Russell 2000 at 26.3x these growth investors need earnings to grow faster than 26%, or they will be merely speculating by having to pay a PEG ratio greater than 1x.

If one accepts that paying 1x for the PEG ratio makes reasonable investment sense, and we do not because we believe no investor can predict with 100% confidence what the future holds, then what is the consensus for earnings growth? The latest reports we have read is that the consensus for earnings growth for 2013 is projected to be 4-7%.

Interestingly, earnings for small-mid cap companies are currently growing at about 1.6% per quarter, or less than 7% annualized.7 This a far cry from the 26% required per the widely-held view that a PEG of 1 or less makes

1  NYSE is New York Stock Exchange.

2  ETF is exchange traded fund.

3  ADR is American Depository Receipt

4  Preferred stock is an equity security which may have any combination of features not possessed by common stock including properties of both an equity and a debt instruments, and is generally considered a hybrid instrument.

5  P/E is price-to-earnings, or a valuation ratio of a company's current share price compared to its per-share earnings.

6  PEG is price-to-earnings divided by growth. This ratio is the stock's price-to-earnings ratio divided by the growth rate of its earnings for a specified time period. The price/earnings to growth (PEG) ratio is used to determine a stock's value while taking the company's earnings growth into account, and is considered to provide a more complete picture than the P/E ratio.

7  Mellon Analytics.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

eminent sense. It is analogous to that iconic 1984 Wendy's commercial with the actress Clara Peller, who asks, "Where's the beef?" If you do not remember the commercial, Peller receives an enormous hamburger bun with a tiny piece of beef inside. Her elderly friends ridicule the bun by saying, "It's a very big bun. It's a big fluffy bun. It's a very big fluffy bun." If Clara and her friends were around today, we could hear them saying, "It's a very big P/E. It's a big fluffy P/E. It's very big fluffy P/E." But not enough of beef, ahem, earnings growth.

This brings us to our second question: "What will drive earnings growth higher?" The biggest factors that determine earnings are revenues and profit margins. Generally speaking, the faster revenues and margins are rising the faster earnings will grow. The opposite is also generally true. Of course, aggregate revenue growth is tied to nominal GDP8 growth.

Over the last five years our economy has experienced the slowest nominal GDP growth rate during any other five-year period since the 1930s.9 The two biggest drivers of long-term real GDP growth are primarily a function of population and productivity growth. Both of these statistics have slowed or are slowing currently. If these two statistics remain moribund and the inflation rate does not pick up, it will be a challenge for nominal GDP to grow at a quicker pace.

With corporate revenues tied to weak nominal GDP, it will be difficult to close the huge difference between the P/E ratio and earnings growth. Some might highlight that a fair amount of publicly-traded companies' revenues are derived from overseas markets. However, given the state of the European economy, the recent decline in the Yen, and the volatility of emerging market economies, we do not believe it is sensible to rely on exports or foreign sales to boost revenues to a level that would materially close the gap between the P/E ratio and the growth rate of EPS.10

The other factor that influences the growth of EPS is after-tax profit margins. Yet, with profit margins dramatically rebounding from low levels of the great recession a few years ago to recent lofty levels not experienced since World War II, the chances of material margin improvement are not high. Frankly, over the past year or so, margins have actually ticked down a bit.

A year ago, there was some hope that a "Grand Bargain" in Washington D.C. would usher in lower corporate tax rates in exchange for the elimination of many tax loopholes. Given the distrust and philosophical differences between the President and many members of Congress, we are not hopeful that a so-called Grand Bargain will materialize any time over the next couple of years. Thus, unless we experience an incredible burst of productivity, corporate margins are not likely to improve enough to close the yawning gap between the P/E ratio and EPS growth.

This brings us to our next question, "If revenues, margins, and earnings do not increase at a pace that would allow the enormous gap between the P/E ratio and growth rate of EPS to substantially diminish, what will keep equity investors from experiencing a massive decline in share prices?" The obvious answer is that global central bankers will have to keep the liquidity floodgates open to prevent an economic and market collapse.

Call it the David Copperfield market. In other words, Federal Reserve Chairman Bernanke, et al., need to create an illusion of prosperity by providing enough liquidity to the financial system that not only levitates security prices to levels that are not justified by the underlying fundamentals, but also artificially lowers the cost of money (interest rates) so the borrowers find it more affordable to purchase goods in the real economy.

Our concern is this gross manipulation of the capital markets and real economy cannot be sustained over the long term. Nevertheless, investors feel compelled to take on more and more risk by purchasing equities because of the lack of return in less risky assets, but ironically their total return over the full cycle may end up being something less than zero percent should we revert to more normal margins and valuations.

We are routinely reminded how quickly perception can change from everything being OK to a disaster. Think of the Japanese, who relied on nuclear power for a substantial amount of their electricity generation needs, and then in

8  Gross Domestic Product.

9  Bureau of Economic Analysis.

10  Earnings Per Share.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

less than one day the illusion of sustainability vanished due to a tsunami. More recently, think of a successful but retired Cypriot couple living off their conservative bank savings, as their golden years are passed with the pleasure of enjoying the warm sun of the Mediterranean region. Then in one weekend 60% of their life-time savings vanish.

Nobody, including us, knows when the perception will change from that Bernanke has everything under control to that of the Federal Reserve having no exit plan from its massive monetization of our country's debt. Perhaps the perception does not need to change because Congress and the President will do the responsible thing and stop leveraging up our fiscal balance sheet. However, with the baby-boomers retiring en masse over the next decade, it is difficult to see how Washington will reign in the inexorably rising spending tied to this cohort.

In light of the above we remain especially vigilant in allocating capital during these challenging times. We trimmed a number of positions during the quarter as stock prices soared and valuations grew richer. We reduced positions in the energy sector, but also in the retail, industrial, and technology sectors. We did not eliminate any of our holdings during the first three months of the year.

Despite our acute concerns about the over valuations for many stocks in our universe, we did initiate two new positions in the quarter: Apollo Group (APOL) and Centene Corp. (CNC). We are very familiar with the industries in which both of these companies operate due to our prior investments in DeVry, which competes against APOL, and Amerigroup, which competes against CNC.

Our investment thesis in APOL is similar but not identical to DeVry. That is, we believe the efficient delivery of quality education to people who did not attend a traditional four-year college is essential for those students and workers to enhance their knowledge and compete in today's domestic and global economy. People with college degrees experience lower unemployment rates and get paid more than those with just a high school diploma. According to the U.S. Census Bureau, there are ~198 million people in the U.S. over the age of 25. 31% of these people have high school as their highest educational attainment, and another 17% have some college but no degree. Hence, over 95 million people might be interested in obtaining a college degree. Many for-profit schools offer online programs, night/weekend classes, and convenient locations. All of which help working adults who seek flexible schedules to earn a degree.

Where the two differ is APOL is almost entirely reliant on its University of Phoenix subsidiary for its earnings, but DeVry has several schools/subsidiaries that contribute profits for shareholders.

The for-profit education industry is currently experiencing substantial declines in enrollment, which is also negatively impacting APOL's business. The decline in enrollments is largely due to three factors. The first factor is that the current employment market is weak and potential students are unsure whether there will be a decent job or promotion available to them after they graduate. The second issue causing lower enrollments is the rising expense of attending college today. Most students do not have the money to pay for their college education out of their own pockets, so they rely on student loans to pay for tuition and books while attending their school of choice. However, many people are reluctant to take on debt to pay for school either because they are uncertain about their prospects to pay off the loans or do not feel a compelling urgency to borrow money now and attend school today. Some students are also exploring Massive Open Online Courses, or MOOCs, which are presently free. The final reason is the recent unfavorable news flow against the industry. The quality of education is being questioned. We believe that DeVry and Apollo provide a high-quality education.

APOL's earnings peaked a couple of years ago at a shade over $4 per share.11 We believe that the company's EPS could decline to the $1.50-$2.00 over the next year or two, despite the consensus expectations that APOL will earn roughly $3 this year and $2.50 next fiscal year.12 We believe APOL's normalized level of earnings is approximately $3, which, if the market rewards the company with a normal valuation, implies that the stock could trade to the $40 level after considering its nearly $7 in net cash per share. We purchased the stock in the high teens, and the price is currently just a few percentage points below that level.

Centene provides healthcare services in the United States under two segments: Medicaid Managed Care (MMC) and Specialty Services. It is CNC's Medicaid Manage Care business that competes against Amerigroup, an investment

11  The peak occurred in 2011.

12  Thomson Reuters.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

the Fund made in August 2011. If you recall, we purchased Amerigroup when the stock was trading in the low $40s, and last year Wellpoint (WLP) acquired Amerigroup for $92 a share.

While we were pleased to generate a very high IRR13 on our investment in Amerigroup, we no longer had exposure to what we believe is a very good business. Thus, after we sold our Amerigroup position we refocused our efforts on the other MMC companies that could likely perform well given the consolidation and growth in the industry. As our long-term investors know, we look for market leading companies with a history of profitability, a pristine balance sheet, and good management teams. Centene fits these criteria. They have been very successful in winning new business over the past few years, while keeping a healthy balance sheet and displaying prudent capital allocation but we believe that they are just at the beginning of the growth phase.

We believe CNC is a well-run company that many individual States choose to work with to offer healthcare services to the State's poorest residents. As Medicaid services expand to more residents due to The Patient Protection and Affordable Care Act (PPACA), commonly referred to as Obamacare, CNC is in a good position to expand its business and meet this new demand for healthcare services.

Beyond the PPACA, CNC is also in a good position to benefit from taking on patients that are known as Dual-eligibles. Dual-eligibles are those patients who qualify for both Medicaid and Medicare services. As the government streamlines its healthcare budget, these Dual-eligibles will either end up being serviced by Medicaid or Medicare service providers, but not both for the majority of members. CNC has the healthcare network in place to absorb a decent number of these Duals, which should lead to further growth in the company's income over the coming years. We have a small position in the stock, but will look to increase the size of our holdings should the stock weaken and decline to a level that would support a larger allocation of capital.

While the Fund had many individual stocks that performed well, one position, Newfield Exploration (NFX), declined roughly 16% in the quarter. We originally purchased NFX for the Fund back in 2008 during the financial crisis when the stock was trading in the $20s. NFX subsequently rose to the mid $70s after oil and natural gas prices recovered from the deep recession. We aggressively trimmed the position as the stock reached its all-time high. Natural gas prices started to decline materially in 2011 and so did NFX.

Fast forward to 2013, NFX has essentially round-tripped its move from the low $20s in late 2008 to the mid $70s in 2011, and now it is trading again in the low $20s. We are encouraged by management's decision to sell its international assets if they receive an attractive offer. The potential proceeds would reduce net debt and provide resources to drill production wells in several of their important U.S.-based basins. The benefit and cash flow from this drilling activity will likely show up next year, but many investors have sold their shares and depressed the stock price because they do not have the patience to wait for the improvement in the company's operations. We have the patience and, thus, recently added to our position.

We thank you for continued support and trust.

Respectfully submitted,

Dennis M. Bryan Co-Chief Executive Officer and Portfolio Manager April 22, 2013	Rikard B. Ekstrand Co-Chief Executive Officer and Portfolio Manager

13  Internal Rate of Return, or a rate of return used in capital budgeting to measure and compare the profitability of investments.

FPA CAPITAL FUND, INC.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Funds, Advisor or Distributor.

The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Russell 2500 Index consist of the 2,500 smallest companies in the Russell 3000 total capitalization universe offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large-capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

HISTORICAL PERFORMANCE
(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 2003 to March 31, 2013

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 14 and 17. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

March 31, 2013
(Unaudited)

Common Stocks	67.1%
Technology	24.5%
Oil Field Services	16.2%
Oil & Gas Exploration	10.5%
Industrial Products	5.8%
Business Services & Supplies	4.2%
Retailing	3.0%
Basic Materials	1.5%
Financial	1.0%
Healthcare	0.4%
U.S. Treasuries	17.4%
Short-Term Investments	15.3%
Other Assets and Liabilities, Net	0.2%
Net Assets	100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Apollo Group, Inc. (1)	1,262,500
Centene Corporation (1)	138,200
DeVry Inc.	27,900
NET SALES
Common Stocks
Atwood Oceanics, Inc.	30,800
Cabot Oil & Gas Corporation	89,200
Ensco PLC	609,100
Federated Investors, Inc.	28,200
Helmerich & Payne, Inc.	18,000
Patterson-UTI Energy, Inc.	40,700
Reliance Steel & Aluminum Co.	13,800
Rosetta Resources, Inc.	99,798
Signet Jewelers Ltd	362,234
Trinity Industries, Inc.	1,532,528
VEECO Instruments Inc.	8,000
Western Digital Corporation	547,000

(1) Indicates new commitment to portfolio

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2013

COMMON STOCKS	Shares	Fair Value
TECHNOLOGY — 24.5%
Arris Group, Inc.*	602,800	$10,350,076
Arrow Electronics, Inc.*	2,120,600	86,138,772
Avnet, Inc.*	2,332,000	84,418,400
Interdigital, Inc.	920,648	44,034,594
VEECO Instruments Inc.*	330,700	12,675,731
Western Digital Corporation	1,469,100	73,866,348
		$311,483,921
OIL FIELD SERVICES — 16.2%
Atwood Oceanics, Inc. *	277,206	$14,564,403
Baker Hughes Incorporated	428,772	19,899,309
Ensco PLC	842,600	50,556,000
Helmerich & Payne, Inc.	161,500	9,803,050
Patterson - UTI Energy, Inc.	803,600	19,157,824
Rowan Companies, Inc.*	2,603,276	92,051,839
		$206,032,425
OIL & GAS EXPLORATION — 10.5%
Cabot Oil & Gas Corporation	100,600	$6,801,566
Cimarex Energy Co.	186,000	14,031,840
Newfield Exploration Company*	1,087,200	24,375,024
Rosetta Resources, Inc.*	1,441,302	68,577,149
SM Energy Company	341,900	20,247,318
		$134,032,897
INDUSTRIAL PRODUCTS — 5.8%
Alliant Techsystems Inc.	52,400	$3,795,332
Oshkosh Corporation*	1,266,900	53,830,581
Trinity Industries, Inc.	353,600	16,028,688
		$73,654,601
BUSINESS SERVICES & SUPPLIES — 4.2%
Apollo Group, Inc.*	1,262,500	$21,954,875
DeVry Inc.	1,015,000	32,226,250
		$54,181,125
RETAILING — 3.0%
Foot Locker, Inc.	682,400	$23,365,376
Signet Jewelers Ltd	219,700	14,719,900
		$38,085,276
BASIC MATERIALS — 1.5%
Reliance Steel & Aluminum Co.	261,508	$18,611,524

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2013

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
FINANCIAL — 1.0%
Federated Investors, Inc.	554,943	$13,135,501
HEALTHCARE — 0.4%
Centene Corporation*	138,200	$6,086,328
TOTAL COMMON STOCKS — 67.1% (Cost $465,874,551)		$855,303,598
U.S. TREASURIES — 17.4%
U.S. Treasury Note —1% 2013	$50,000,000	$50,131,350
U.S. Treasury Note — 0.25% 2014	87,604,000	87,675,861
U.S. Treasury Note — 1% 2014	42,145,000	42,428,573
U.S. Treasury Note — 1.75% 2014	40,251,000	40,785,582
TOTAL U.S. TREASURIES (Cost $221,160,480)		$221,021,366
TOTAL INVESTMENT SECURITIES — 84.5% (Cost $687,035,031)		$1,076,324,964
SHORT-TERM INVESTMENTS — 15.3%
State Street Bank Repurchase Agreement — 0.01% 4/01/13 (Dated 3/28/2013, repurchase price of $29,098,032, collateralized by $31,745,000 principal amount U.S. Treasury Bonds — 2.75% 2042, fair value $29,681,572)	$29,098,000	$29,098,032
Exxon Mobil Corporation — 0.09% 4/08/13	63,000,000	62,998,898
Federal National Mortgage Association (Discount Note) — 0.095% 04/17/13	60,137,000	60,134,461
Federal Home Loan Mortgage Corporation (Discount Note) — 0.095% 5/01/13	42,712,000	42,708,618
TOTAL SHORT-TERM INVESTMENTS (Cost $194,940,009)		$194,940,009
TOTAL INVESTMENTS — 99.8% (Cost $881,975,040)		$1,271,264,973
Other assets and liabilities, net — 0.2%		2,556,813
NET ASSETS — 100.0%		$1,273,821,786

*  Non-income producing securities.

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $687,035,031)	$1,076,324,964
Short-term investments — at amortized cost (maturities of 60 days or less)	194,940,009	$1,271,264,973
Cash		877
Receivable for:
Investment securities sold	$5,316,877
Dividends and accrued interest	753,959
Capital Stock sold	347,364	6,418,200
		$1,277,684,050
LIABILITIES
Payable for:
Investment securities purchased	$1,457,827
Capital Stock repurchased	1,396,948
Advisory fees and financial services	810,455
Accrued expenses and other liabilities	197,034	3,862,264
NET ASSETS		$1,273,821,786
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 27,935,060 shares		$279,350
Additional Paid-in capital		821,092,164
Accumulated net realized gain on investments		63,600,603
Accumulated net investment loss		(440,264)
Unrealized appreciation of investments		389,289,933
NET ASSETS		$1,273,821,786
NET ASSET VALUE
Offering and redemption price per share		$45.60

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2013

INVESTMENT INCOME
Dividends		$9,387,048
Interest		2,213,007
		$11,600,055
EXPENSES
Advisory fees	$7,987,978
Financial services	1,221,227
Transfer agent fees and expenses	528,155
Reports to shareholders	99,332
Custodian fees and expenses	83,113
Directors' fees and expenses	79,737
Registration fees	51,369
Audit and tax services fees	49,750
Legal fees	47,519
Other expenses	18,085	10,166,265
Net investment income		$1,433,790
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$709,155,328
Cost of investment securities sold	559,995,646
Net realized gain on investments		$149,159,682
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$418,752,504
Unrealized appreciation at end of year	389,289,933
Change in unrealized appreciation of investments		(29,462,571)
Net realized and unrealized gain on investments		$119,697,111
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$121,130,901

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$1,433,790		$(3,220,601)
Net realized gain on investments	149,159,682		91,992,540
Change in unrealized appreciation of investments	(29,462,571)		(137,879,464)
Change in net assets resulting from operations		$121,130,901		$(49,107,525)
Distributions to shareholders from: Net investment income	$(1,874,053)		—
Net realized capital gains	(104,421,821)	(106,295,874)	—	—
Capital Stock transactions: Proceeds from Capital Stock sold	$35,999,532		$101,494,107
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	96,699,082		—
Cost of Capital Stock repurchased*	(182,856,639)	(50,158,025)	(146,275,265)	(44,781,158)
Total change in net assets		$(35,322,998)		$(93,888,683)
NET ASSETS
Beginning of year		1,309,144,784		1,403,033,467
End of year		$1,273,821,786		$1,309,144,784
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		833,129		2,302,779
Shares issued to shareholders upon reinvestment of dividends and distributions		2,294,953		—
Shares of Capital Stock repurchased		(4,214,943)		(3,360,917)
Change in Capital Stock outstanding		(1,086,861)		(1,058,138)

*  Net of redemption fees of $35,727 and $89,897 for the years ended March 31, 2013 and 2012, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per share operating performance:
Net asset value at beginning of year	$45.11	$46.64	$35.16	$20.25	$36.84
Income from investment operations:
Net investment income (loss)	$0.05	$(0.11)	$(0.06)	$(0.07)	$0.30
Net realized and unrealized gain (loss) on investment securities	4.37	(1.42)	11.54	15.01	(14.51)
Total from investment operations	$4.42	$(1.53)	$11.48	$14.94	$(14.21)
Less distributions:
Dividends from net investment income	$(0.07)	—	—	$(0.03)	$(0.41)
Distributions from net realized capital gains	(3.86)	—	—	—	(1.97)
Total distributions	$(3.93)	—	—	$(0.03)	$(2.38)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$45.60	$45.11	$46.64	$35.16	$20.25
Total investment return**	10.64%	(3.28)%	32.65%	73.84%	(39.05)%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$1,273,822	$1,309,145	$1,403,033	$1,148,714	$765,770
Ratio of expenses to average net assets	0.83%	0.84%	0.87%	0.86%	0.93%
Ratio of net investment income (loss) to average net assets	0.12%	(0.25)%	(0.16)%	(0.20)%	0.92%
Portfolio turnover rate	10%	15%	8%	19%	18%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $558,526,679 for the year ended March 31, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2013 were as follows:

Undistributed Ordinary Income	—
Undistributed Net Realized Gains	$65,212,502

The tax status of distributions paid during the fiscal years ended March 31, 2013 and 2012 were as follows:

	2013	2012
Dividends from net investment income	$1,874,053	—
Distributions from long-term capital gains	$104,421,821	—

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2013, for federal income tax purposes was $687,035,031. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2013, for federal income tax purposes was $391,292,930 and $2,002,997, respectively resulting in net unrealized appreciation of $389,289,933. As of and during the year ended March 31, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2010 or by state tax authorities for years ended on or before March 31, 2009.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund paid the Adviser 0.10% of the average daily net assets for the past fiscal year in reimbursement for the provision of financial services to the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

For the year ended March 31, 2013, the Fund paid aggregate fees of $79,000 to all Directors who are not interested persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2013, the Fund collected $35,727 in redemption fees, which amounts to less than $0.01 per share.

NOTE 7 — Distributor

For the period April 1, 2012 to September 30, 2012, FPA Fund Distributors, Inc., a wholly owned subsidiary of the Adviser, served as distributor for the Fund and received $2,033 in net Fund share sales commissions after reallowance to other dealers. FPA Fund Distributors, Inc. paid its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising. Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2013:

	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$855,303,598	—	—	$855,303,598
U.S. Treasuries	—	$221,021,366	—	221,021,366
Short-Term Investments(2)	—	194,940,009	—	194,940,009
	$855,303,598	$415,961,375	—	$1,271,264,973

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1, Level 2 or Level 3 during the year ended March 31, 2013.

NOTE 9 — New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

FPA CAPITAL FUND, INC.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 10, 2013

FPA CAPITAL FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2013 (Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2012	$1,000.00	$1,000.00
Ending Account Value March 31, 2013	$1,130,80	$1,020.81
Expenses Paid During Period*	$4.41	$4.19

*  Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2013 (182/365 days).

SPECIAL MEETING OF SHAREHOLDERS

Following are the matters voted upon and the results of those votes cast at the special meeting of shareholders held March 28, 2013:

With respect to the election of seven directors:	Votes For	Votes Withheld
Willard H. Altman, Jr	21,643,343	342,837
Thomas P. Merrick	21,675,551	310,630
Alfred E. Osborne, Jr	21,678,593	295,135
A. Robert Pisano	21,678,593	307,587
Patrick B. Purcell	21,665,331	320,849
Robert L. Rodriguez	21,692,535	293,968
Allan M. Rudnick	21,691,213	294,968

FPA CAPITAL FUND, INC.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)*	Director & Chairman† Years Served: 15	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (76)*	Director† Years Served: 4	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Director† Years Served: 13	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Heckmann Corporation and Kaiser Aluminum, Inc.
A. Robert Pisano – (70)*	Director* Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (70)*	Director† Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (72)*	Director† Years Served: 3	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Robert L. Rodriguez – (64)	Director† Portfolio Manager Years Served: 29	Chief Executive Officer of the Adviser.	2
Dennis M. Bryan – (51)	Co-Chief Executive Officer & Portfolio Manager Years Served: 17	Partner of the Adviser.
Rikard B. Ekstrand – (48)	Co-Chief Executive Officer & Portfolio Manager Years Served: 5	Partner of the Adviser.
Eric S. Ende – (68)	Vice President Years Served: 28	Partner of the Adviser.	3
J. Richard Atwood – (52)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.
Sherry Sasaki – (58)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 7	Vice President and Controller of the Adviser.
Michael P. Gomez – (27)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                   Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                   Principal Accountant Fees and Services.

	2012	2013
(a) Audit Fees	$39,250	$40,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,850	$8,000
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Chief Executive Officer
(Principal Executive Officer)

Date:      May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Chief Executive Officer
(Principal Executive Officer)

Date:      May 17, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:      May 17, 2013